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                                                                       EXHIBIT 1
                                                                       ---------

            The undersigned agree that the foregoing Amendment to Schedule 13D dated March 9, 1998, is being filed with the Securities and Exchange Commission on behalf of each of S.A. Louis Dreyfus et Cie., a corporation organized under the laws of France, Louis Dreyfus Holding Company Inc., a Delaware corporation, Louis Dreyfus Commercial Activities Inc., a Delaware corporation, Louis Dreyfus Natural Gas Holdings Corp., a Delaware corporation, L.D. Fashions Services Inc., a Connecticut corporation, and L.D. Fashions Holdings Corp., a Delaware corporation.

                                    S.A. Louis Dreyfus et Cie.

March 9, 1998                       By: /s/ Gerard Louis-Dreyfus
                                       ------------------------------------
                                        Gerard Louis-Dreyfus
                                        President

                                    Louis Dreyfus Holding Company Inc.

March 9, 1998                       By: /s/ Ernest F. Steiner
                                       -------------------------------------
                                        Ernest F. Steiner
                                        Executive Vice President

                                    Louis Dreyfus Commercial Activities Inc.

March 9, 1998                       By: /s/ Ernest F. Steiner
                                       -------------------------------------
                                        Ernest F. Steiner
                                        President

                                    Louis Dreyfus Natural Gas Holdings Corp.

March 9, 1998                       By: /s/ Connie S. Linhart
                                       -------------------------------------
                                        Connie S. Linhart
                                        President and Treasurer

                                    L.D. Fashions Services Inc.

March 9, 1998                       By: /s/ Ernest F. Steiner
                                       -------------------------------------
                                        Ernest F. Steiner
                                        President

                                    L.D. Fashions Holding Corp.

March 9, 1998                       By: /s/ Connie S. Linhart
                                       -------------------------------------
                                        Connie S. Linhart
                                        President and Treasurer


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